EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the MainGate Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the MainGate Trust for the period ended November 30, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the MainGate Trust for the stated period.

/s/ Matthew G. Mead Matthew G. Mead President & Chief Executive Officer, MainGate Trust	/s/ Geoffrey P. Mavar Geoffrey P. Mavar Treasurer & Chief Financial Officer, MainGate Trust
Dated: February 17, 2023

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by MainGate Trust for purposes of Section 18 of the Securities Exchange Act of 1934.